UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 19, 2017

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52669	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2690 Weston Road, Suite 200

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant is filing this Amendment No. 1 to Form 8-K to update and correct an inadvertent error in the description of the composition of the Committees of the Board of Directors as described in the original Form 8-K filed with the Securities and Exchange Commission on April 25, 2017.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2017, Monaker Group, Inc. (the “Company”, “we” and “us”) issued Omar Jimenez, the Company’s Chief Financial Officer, Chief Operating Officer and director, 100,000 shares of restricted common stock valued at $250,000 or $2.50 per share, as bonus compensation for the fiscal year ended February 28, 2017.

Item 3.02 Unregistered Sales of Equity Securities.

We claim an exemption from registration for the issuance of the shares described above in Item 1.01 pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance did not involve a public offering, the recipient was (i) an “accredited investor”; and/or (ii) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuance and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01 Other Events.

On April 18, 2017, the Board of Directors of the Company adopted charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of the Directors, copies of which are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively.

On the same date, the Board of Directors appointed Mr. Pat LaVecchia (Chairman), Mr. Doug Checkeris and Mr. Robert Post, as members of the Audit Committee; Mr. Simon Orange (Chairman) and Mr. Checkeris, as members of the Compensation Committee; and Mr. Checkeris (Chairman) and Mr. LaVecchia, as members of the Nominating and Corporate Governance Committee.

The Board of Directors also adopted the Whistleblower Protection Policy, a copy of which is attached hereto as Exhibit 14.1, on April 18, 2017.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

14.1*	Whistleblower Protection Policy
99.1*	Charter of the Audit Committee
99.2*	Charter of the Compensation Committee
99.3*	Charter of the Nominating and Corporate Governance Committee

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: April 25, 2017	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

14.1*	Whistleblower Protection Policy
99.1*	Charter of the Audit Committee
99.2*	Charter of the Compensation Committee
99.3*	Charter of the Nominating and Corporate Governance Committee

* Filed herewith.